FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Milestone Scientific Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                                        13-3545623
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(State of incorporation or organization)               (I.R.S. Employer
                                                      Identification No.)

     220 South Orange Avenue, Livingston, New Jersey        07039
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    (Address of principal executive office)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                     Name of each exchange which
       to be so registered                    each class is to be registered

Common Stock, par value $.001 per share               Pacific Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered.

      The description of securities required by this Item is contained in the Registration Statement of the Registrant on Form SB-2, File No. 333-92324 and amendments thereto, (the "Registration Statement"), filed with the Commission on May 15, 1995, and is incorporated herein by reference to such filing. See "Description of Securities."

Item 2. Exhibits

      The following exhibits required to be filed by this item are either filed herewith, or, pursuant to Rule 12b-32 of the Act, incorporated herein by reference to the exhibits filed by the registrant with the Registration Statement or Annual Reports on Form 10-KSB:

      (a) Specimen copies of the Common Stock Certificate (Exhibit 4.1 to the Registration Statement).

      (b) Copies of all constituent instruments defining the rights of the holders of the Common Stock

            (i) Certificate of Incorporation (Exhibit 3.1 to the Registration Statement);

            (ii) Certificate of Amendment filed July 13, 1995 (Exhibit 3.2 to the Registration Statement);

            (iii) Certificate of Amendment filed October 31, 1996 (Exhibit 3.3 to Form 10-KSB for 1996)

            (iv) Certificate of Amendment filed December 11, 1997 (Exhibit 3.4 to Form 10-KSB for 1997)

            (v)   By-Laws (Exhibit3.3 to the Registration Statement);

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: November 24, 1999

                                          Milestone Scientific Inc.


                                          by:/S/ Leonard Osser, Chairman and
                                                 Chief Executive Officer